Exhibit 99.1
SandRidge Energy, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)
(in thousands)

	June 30,	December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$2,199	$38,948
Accounts receivable, net:
Trade	69,629	89,774
Related parties	16,002	5,731
Derivative contracts	12,583	—
Inventories	3,452	2,544
Deferred income taxes	—	6,315
Other current assets	16,547	31,494

Total current assets	120,412	174,806
Oil and natural gas properties, using full cost method of accounting
Proved	2,035,735	1,636,832
Unproved	271,239	282,374
Less: accumulated depreciation and depletion	(130,343)	(60,752)

	2,176,631	1,858,454

Other property, plant and equipment, net	365,829	276,264
Derivative contracts	181	—
Goodwill	29,199	26,198
Investments	5,747	3,584
Restricted deposits	37,823	33,189
Other assets	29,526	15,889

Total assets	$2,765,348	$2,388,384

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$25,686	$26,201
Accounts payable and accrued expenses:
Trade	186,033	129,799
Related parties	1,363	1,834
Deferred income taxes	170	—
Derivative contracts	—	958

Total current liabilities	213,252	158,792
Long-term debt	1,040,970	1,040,630
Derivative contracts	—	3,052
Other long-term obligations	21,219	21,219
Asset retirement obligation	55,838	45,216
Deferred income taxes	27,478	24,922
Total liabilities	1,358,757	1,293,831

Commitments and contingencies
Minority interest	5,772	5,092
Redeemable convertible preferred stock, $0.001 par value, 2,650 shares authorized; 2,184 and 2,137 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively	449,998	439,643

Stockholders’ equity:
Preferred stock, no par; 50,000 shares authorized; no shares issued and outstanding in 2007 and 2006	—	—
Common stock, $0.001 par value, 400,000 shares authorized; 110,311 issued and 108,859 outstanding at June 30, 2007 and 93,048 issued and 91,604 outstanding at December 31, 2006	109	92
Additional paid-in capital	886,508	574,868
Treasury stock, at cost	(18,490)	(17,835)
Retained earnings	82,694	92,693
Total stockholders’ equity	950,821	649,818

Total liabilities and stockholders’ equity	$2,765,348	$2,388,384

SandRidge Energy, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Revenues:
Natural gas and crude oil	$116,274	$14,169	$206,450	$28,563
Drilling and services	12,349	35,585	40,244	69,971
Midstream and marketing	25,914	31,220	52,101	61,892
Other	4,526	6,941	9,332	13,404

Total revenues	159,063	87,915	308,127	173,830
Expenses:
Production	27,044	8,374	49,018	13,665
Production taxes	4,993	707	7,926	1,529
Drilling and services	5,349	26,149	24,126	47,685
Midstream and marketing	23,327	29,109	46,747	58,386
Depreciation, depletion and amortization — natural gas and crude oil	37,975	4,626	70,699	7,868
Depreciation, depletion and amortization — other	12,143	6,625	22,263	13,808
General and administrative	12,892	13,891	25,360	20,303
Gain on derivative contracts	(39,162)	(8,333)	(15,981)	(10,579)
Loss (gain) on sale of assets	(658)	10	(659)	—

Total expenses	83,903	81,158	229,499	152,665

Income from operations	75,160	6,757	78,628	21,165

Other income (expense):
Interest income	2,538	163	3,626	397
Interest expense	(24,679)	(765)	(60,108)	(1,584)
Minority interest	(11)	(144)	(157)	(99)
Gain (loss) from equity investments	1,139	(136)	2,164	(697)

Total other income (expense)	(21,013)	(882)	(54,475)	(1,983)

Income before income tax expense	54,147	5,875	24,153	19,182
Income tax expense	19,583	226	9,082	5,150

Net income	34,564	5,649	15,071	14,032
Preferred stock dividends and accretion	12,294	—	21,260	—

Income (loss) available (applicable) to common stockholders	$22,270	$5,649	$(6,189)	$14,032

Income (loss) per share available (applicable) to common stockholders:
Basic	$0.21	$0.08	$(0.06)	$0.20

Diluted	$0.21	$0.08	$(0.06)	$0.19

Weighted average number of shares outstanding:
Basic	107,524	71,601	100,025	71,596

Diluted	108,602	72,547	100,025	72,540

SandRidge Energy, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Six Months Ended
	June 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,071	$14,032
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	—	2,119
Depreciation, depletion and amortization	92,962	21,676
Debt issuance cost amortization	13,822	—
Deferred income taxes	9,082	3,897
Unrealized gain on derivatives	(16,774)	(10,579)
Gain on sale of assets	(659)	—
Interest income — restricted deposits	(660)	—
Loss (gain) from equity investments, net of distributions	(2,163)	708
Stock-based compensation	2,259	4,484
Minority interest	157	99
Changes in operating assets and liabilities	67,747	(6,034)

Net cash provided by operating activities	180,844	30,402

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for property, plant and equipment	(492,144)	(114,500)
Acquisition of assets	—	(4,965)
Proceeds from sale of assets	2,807	38
Contributions on equity investments	—	(2,543)
Restricted deposits	(3,973)	—
Restricted cash	—	2,373

Net cash used in investing activities	(493,310)	(119,597)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings	1,152,772	58,704
Repayments of borrowings	(1,154,443)	(13,577)
Dividends paid — preferred	(15,409)	—
Minority interest contributions (distributions)	522	(345)
Proceeds from issuance of common stock	319,966	3,343
Purchase of treasury shares	(1,572)	—
Debt issuance costs	(26,119)	—
Net cash provided by financing activities	275,717	48,125

NET DECREASE IN CASH AND CASH EQUIVALENTS	(36,749)	(41,070)
CASH AND CASH EQUIVALENTS, beginning of year	38,948	45,731

CASH AND CASH EQUIVALENTS, end of period	$2,199	$4,661

Supplemental Disclosure of Noncash Investing and Financing Activities:
Insurance premiums financed	$1,496	$—
Accretion on redeemable convertible preferred stock	$705	$—
Common stock issued in connection with acquisitions	$—	$478
Redeemable convertible preferred stock dividends, net of dividends paid	$8,956	$—

Industry Segment Information

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Revenues:
Exploration and production	$116,567	$14,784	$209,201	$30,065
Elimination of inter-segment revenue	(88)	(104)	(1,896)	(212)

Exploration and production, net of inter-segment revenue	116,479	14,680	207,305	29,853

Drilling and oilfield services	61,244	50,170	118,159	98,500
Elimination of inter-segment revenue	(48,911)	(14,368)	(77,931)	(28,176)

Drilling and oilfield services, net of inter-segment revenue	12,333	35,802	40,228	70,324

Midstream gas services	72,326	43,476	133,748	89,924
Elimination of inter-segment revenue	(46,413)	(12,327)	(81,648)	(28,034)

Midstream gas services, net of intersegment revenue	25,913	31,149	52,100	61,890

Other	6,818	6,370	12,571	11,926
Elimination of inter-segment revenue	(2,480)	(86)	(4,077)	(163)

Other, net of inter-segment revenue	4,338	6,284	8,494	11,763

Total revenues	$159,063	$87,915	$308,127	$173,830

Operating Income:
Exploration and production	$76,092	$3,026	$76,463	$7,962
Drilling and oilfield services	3,674	5,863	8,876	17,025
Midstream gas services	951	1,086	2,301	1,777
Other	(5,557)	(3,218)	(9,012)	(5,599)

Total operating income	75,160	6,757	78,628	21,165
Interest income	2,538	163	3,626	397
Interest expense	(24,679)	(765)	(60,108)	(1,584)
Other income (expense)	1,128	(280)	2,007	(796)

Income before income tax expense	$54,147	$5,875	$24,153	$19,182

Capital Expenditures:
Exploration and production	$249,538	$22,894	$377,120	$51,734
Drilling and oilfield services	42,671	29,683	83,913	49,123
Midstream gas services	13,587	4,533	23,130	8,019
Other	5,253	3,126	7,981	5,624

Total capital expenditures	$311,049	$60,236	$492,144	$114,500

Depreciation, Depletion and Amortization:
Exploration and production	$38,475	$4,446	$71,686	$8,222
Drilling and oilfield services	8,707	4,595	15,870	8,864
Midstream gas services	1,381	741	2,494	1,393
Other	1,555	1,469	2,912	3,197

Total depreciation, depletion and amortization	$50,118	$11,251	$92,962	$21,676

	June 30,	December 31,
	2007	2006
Identifiable Asset (1):
Exploration and production	$2,380,882	$2,091,459
Drilling and oilfield services	250,040	175,169
Midstream gas services	83,843	75,606
Other	50,583	46,150

Total	$2,765,348	$2,388,384

(1)	Identifiable assets are those used in SandRidge’s operations in each industry segment.

Capital Expenditures

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
	(in thousands)		(in thousands)
Exploration & Production
WTO	$117,800	$21,285	$188,483	$42,582
Non-WTO (excluding Tertiary)	42,557	1,570	77,281	8,986
Tertiary	5,908	2,400	9,076	3,847

	166,265	25,255	274,840	55,415

Land & Seismic
WTO	76,283	45	82,532	99
Non-WTO (excluding Tertiary)	4,365	5	16,434	79
Tertiary	1,668	—	1,749	—

	82,316	50	100,715	178
Total Oil & Gas	248,581	25,305	375,555	55,593

Oil Service	42,672	29,671	83,913	49,111
Midstream	13,587	4,500	23,130	7,986
Other — General	6,209	760	9,546	1,810

Total SandRidge	$311,049	$60,236	$492,144	$114,500

Operating Highlights

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Production:
Natural gas (Mmcf)	11,843	2,371	22,292	4,219
Crude oil (MBbl)	513	21	906	46
Natural gas equivalent (Mmcfe)	14,921	2,497	27,728	4,495
Daily Production (Mmcfe)	164	27	153	25

Average price per unit:
Realized natural gas price per Mcf — as reported	$7.16	$5.33	$6.90	$6.08
Realized impact of derivatives per Mcf	0.06	—	(0.04)	—

Net realized price per Mcf	$7.22	$5.33	$6.86	$6.08

Realized crude oil price per Bbl — as reported	$61.34	$71.83	$58.18	$62.99
Realized impact of derivatives per Bbl	—	—	—	—

Net realized price per Bbl	$61.34	$71.83	$58.18	$62.99

Net price per Mcfe	$7.84	$5.67	$7.42	$6.35

Average cost per Mcfe:
Lease Operating	$1.81	$3.35	$1.77	$3.04
Production Taxes	0.33	0.28	0.29	0.34
General and administrative:
General and administrative	0.78	4.02	0.83	3.52
Stock-based compensation	0.08	1.54	0.08	1.00
DD&A — natural gas and crude oil	2.54	1.85	2.55	1.75

Lease Operating Cost by Region per Mcfe:
Offshore operations	2.75	—	3.23	—
Tertiary recovery operations	9.00	18.63	11.72	17.73
Excluding Offshore and Tertiary recovery	1.60	2.97	1.48	2.69